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                 TALBERT MEDICAL MANAGEMENT HOLDINGS CORPORATION
                            1996 STOCK INCENTIVE PLAN

                               ELIGIBLE DIRECTOR
                       NONQUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT is dated as of the 21st day of November 1996, between TALBERT MEDICAL MANAGEMENT HOLDINGS CORPORATION, a Delaware corporation (the "Corporation"), and ______________________ (the "Director").

                               W I T N E S S E T H

          WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved the Talbert Medical Management Holdings Corporation 1996 Stock Incentive Plan (the "Plan").

          WHEREAS, pursuant to Article 7 of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of
Section 422 of the Code.

          NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

          1. OPTION GRANT. This Agreement evidences the grant to the Director, as of September 17, 1996 (the "Option Date"), of an Option to purchase an aggregate of _________ shares of Common Stock, par value $.01 per share, under Article 7 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

          2. EXERCISE PRICE. The Option entitles the Director to purchase (subject to the terms of Sections 3 through 6 below) all or any part of the Option shares at a price per share of $29.17, which amount represents the Fair Market Value of the shares on the Option Date.

          3. OPTION EXERCISABILITY AND TERM. Subject to adjustment pursuant to Section 7.6 of the Plan, the Option shall become and remain exercisable: (i) at the rate of 25% on the later of 90 days after the Option Date or 60 days after the date of commencement of trading of the Common Stock on a national securities exchange (the "Initial Award Date") and (ii) at the rate of 25% per annum commencing on the first anniversary of the Initial Award Date and each of the next

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two anniversaries thereof.  The Option shall terminate on September 16,
2006 unless earlier terminated in accordance with the terms of Section 7.7 of the Plan.

          4. SERVICE AND EFFECT OF TERMINATION OF SERVICE. The Director agrees to serve as a director in accordance with the provisions of the Corporation's Articles of Incorporation, bylaws and applicable law. If the Director's services as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 7.5 of the Plan.

          5. GENERAL TERMS. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

          6. GRANT CONDITIONED UPON LISTING OF SHARES. Notwithstanding anything else contained herein to the contrary, this Option is expressly conditioned upon the commencement of trading of the shares of the Corporation's Common Stock on a national securities exchange. In the event that the Corporation's Common Stock does not commence trading on a national securities exchange within 12 months from the Option Date, this Option shall be null and void.

          7. NONTRANSFERABILITY. The Option and any other rights of the Director under this Agreement or the Plan are nontransferable as provided in
Section 1.8 of the Plan.

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                         TALBERT MEDICAL MANAGEMENT HOLDINGS CORPORATION (a Delaware corporation)


                         By:    ___________________________

                         Title: ___________________________


                         DIRECTOR


                         _____________________________
                         (Signature)


                         _____________________________
                         (Print Name)


                         _____________________________
                         (Address)

                         _____________________________
                         (City, State, Zip Code)




                                CONSENT OF SPOUSE


          In consideration of the execution of the foregoing Stock Option Agreement by Talbert Medical Management Holdings Corporation, I,
________________________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

DATED: ______________, 19__.



___________________________
                                    Signature of Spouse


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